AMENDMENT NO. 4 TO
LOAN AND SECURITY AGREEMENT
This Amendment No. 4, dated as of December 2, 2013 (this “Amendment”), is among DT Warehouse V, LLC, as borrower (the “Borrower”), DT Credit Company, LLC, as servicer (the “Servicer”), Wells Fargo Bank, National Association, as lender (the “Lender”), Wells Fargo Securities, LLC, as administrative agent (the “Administrative Agent”), and Wells Fargo Bank, National Association, as collateral custodian (in such capacity, the “Collateral Custodian”) and backup servicer (in such capacity, the “Backup Servicer”), and relates to the Loan and Security Agreement, dated as of December 23, 2011, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of December 11, 2012, Amendment No. 2 to Loan and Security Agreement, dated as of March 15, 2013, and Amendment No. 3 to Loan and Security Agreement, dated as of May 10, 2013 (collectively, the “Original Loan Agreement” and, as amended by this Amendment, the “Loan Agreement”), in each case among the parties hereto.
Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Original Loan Agreement.
RECITALS
WHEREAS, the parties hereto desire to amend various provisions of the Original Loan Agreement on the terms and in the manner set forth herein.
NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.01 Amendments.
(a)The definition of “Advance Rate” in Section 1.1 of the Original Loan Agreement is hereby deleted and replaced with the following:
Advance Rate: On any date (i) other than a day during any Overcollateralization Increase Period, 66.0% and (ii) on any day during any Overcollateralization Increase Period, 59.0%.
(b)    The definition of “Commitment Termination Date” in Section 1.1 of the Original Loan Agreement is hereby deleted and replaced with the following:
Commitment Termination Date: December 1, 2015 or such later date to which the Commitment Termination Date may be extended in accordance with Section 2.3.
(c)    The definition of “Concentration Limits” in Section 1.1 of the Original Loan Agreement is hereby amended by deleting clause (v) and replacing it with the following:
(v)    not more than $30,000,000.00 of the Net Principal Balance of the Pledged Contracts included in the Borrowing Base consist of GO Contracts; provided, that if GO ceases to be a wholly owned subsidiary of DTAC, no portion of the Net Principal Balance of the Pledged Contracts included in the Borrowing Base can consist of GO Contracts.
(d)    The definition of “Extension Rate (Managed Contracts)” in Section 1.1 of the Original Loan Agreement is hereby deleted and replaced with the following:
Extension Rate (Managed Contracts): As of the Measurement Date, the percentage of Managed Contracts for which an extension has been granted by the Servicer in accordance with the Credit and Collection Policy as of such Measurement Date (computed as the number of whole months extended or fractions thereof and based on the number of Contracts for which such extensions were granted during such Accounting Period and the average number of Managed Contracts during such Accounting Period).
(e)    The definition of “Extension Rate (Pledged Contracts)” in Section 1.1 of the Original Loan Agreement is hereby deleted and replaced with the following:
Extension Rate (Pledged Contracts): As of the Measurement Date, the percentage of Pledged Contracts for which an extension of time to make any Scheduled Payment thereunder has been granted by the Servicer in accordance with the Credit and Collection Policy as of such Measurement Date (computed as the number of whole months extended or fractions thereof and based on the number of Contracts for which such extensions were granted during such Accounting Period and the average number of Pledged Contracts during such Accounting Period).
(f)    The definition of “Overcollateralization Increase Event” in Section 1.1 of the Original Loan Agreement is hereby amended by deleting clauses (iv), (v) and (vi) and replacing them with the following:
(iv)     the average of the Net Losses Ratios (Pledged Contracts) as of the last day of any Accounting Period and the last day of each of the two immediately preceding Accounting Periods exceeds 2.75%;
(v)    the Rolling Average Extension Rate (Managed Contracts) for any Measurement Date exceeds 6.0%;
(vi)    the Rolling Average Extension Rate (Pledged Contracts) for any Measurement Date exceeds 6.0%;
(g)    The definition of “Reserve Account Required Amount” in Section 1.1 of the Original Loan Agreement is hereby deleted and replaced with the following:
Reserve Account Required Amount: On any date of determination, the lesser of (i) the Note Balance as of such date and (ii) the greater of (x) $500,000 and (y) the product of (1) 1.0%, and (2) an amount equal to the aggregate Principal Balance of all Pledged Contracts on such date of determination.

(h)    The definition of “Rolling Average Extension Rate (Managed Contracts)” in Section 1.1 of the Original Loan Agreement is hereby deleted and replaced with the following:
Rolling Average Extension Rate (Managed Contracts): With respect to the Managed Contracts, the percentage of Managed Contracts for which an extension has been granted by the Servicer in accordance with the Credit and Collection Policy during any Accounting Period (computed as the number of whole months extended or fractions thereof, on a twelve (12) month rolling average basis and based on the average number of Managed Contracts during each Accounting Period).
(i)    The definition of “Rolling Average Extension Rate (Pledged Contracts)” in Section 1.1 of the Original Loan Agreement is hereby deleted and replaced with the following:
Rolling Average Extension Rate (Pledged Contracts): With respect to the Pledged Contracts, the percentage of Pledged Contracts for which an extension has been granted by the Servicer in accordance with the Credit and Collection Policy during any Accounting Period (computed as the number of whole months extended or fractions thereof, on a twelve (12) month rolling average basis and based on the average number of Pledged Contracts during each Accounting Period).
(j)    Section 1.1 of the Original Loan Agreement is amended by adding the following definition in the applicable alphabetical order:
2013 Fee Letter: That letter, dated as of December 2, 2013, among the Borrower, the Servicer and the Administrative Agent, setting forth the 2013 Structuring Fee.
2013 Structuring Fee: As defined in the 2013 Fee Letter.
Target Amount: On any day, the product of (i) the Maximum Utilization Percentage and (ii) the Commitment.
(k)    Clause (p) in Section 6.2 of the Original Loan Agreement is hereby deleted and replaced with the following:
(p)    Minimum Usage Requirement. The Borrower shall not permit the Note Balance, for any period longer than ten (10) consecutive Business Days, to be less than an amount equal to the lesser of (i) the product of (A) 90.0% and (B) the Target Amount on each such day and (ii) the excess of (A) the Target Amount over (B) $5,000,000.
(l)    Clauses (xv), (xvi) and (xvii) in Section 10.1(a) of the Original Loan Agreement are hereby deleted and replaced with the following:
(xv)    the average of the Net Losses Ratios (Pledged Contracts) as of the last day of any Accounting Period and the last day of each of the two immediately preceding Accounting Periods exceeds 3.00%;

(xvi)    the Rolling Average Extension Rate (Managed Contracts) for any Measurement Date exceeds 7.5%;
(xvii)    the Rolling Average Extension Rate (Pledged Contracts) for any Measurement Date exceeds 7.5%;
Section 1.02 Representation and Warranties.
(a)    Each of the Borrower and the Servicer represents and warrants to the other parties hereto as of the date hereof that (i) each of its representations and warranties set forth in the Original Loan Agreement is true and correct in all material respects as if made on the date hereof (except to the extent any such representation and warranty expressly refers to an earlier date) and (ii) upon the effectiveness of this Amendment, no Termination Event has occurred and is continuing.
(b)    Each of the Borrower and the Servicer by executing this Amendment hereby represents and warrants that (i) the individual executing this Amendment on behalf of such party is duly authorized to do so, (ii) such party has full right and authority to enter into this Amendment and to consummate the transactions described in this Amendment and (iii) each of this Amendment, the Original Loan Agreement and the Loan Agreement constitutes the valid and legally binding obligation of such party, enforceable against such party in accordance with its terms.
Section 1.03 Conditions to Effectiveness. This Amendment shall become effective immediately when (i) the parties hereto shall have received an executed counterpart of this Amendment and the 2013 Fee Letter, and (ii) the Borrower shall have paid to the Administrative Agent the 2013 Structuring Fee.
Section 1.04 Waiver of Notice.
The parties hereto waive any notices required under the Original Loan Agreement in connection with this Amendment.
Section 1.05 Full Force and Effect.
(a)    Except as hereby modified pursuant to this Amendment, the Original Loan Agreement shall continue in full force and effect and is hereby ratified and confirmed by each of the Borrower and the Servicer in all respects. The Original Loan Agreement and each of the other Transaction Documents, taken together, constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof and thereof. Each of the Borrower and the Servicer understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, it shall not be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.
(b)    The execution and delivery of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lender under the Original Loan Agreement or any of the other Transaction Documents.
Section 1.06 GOVERNING LAW. THE PROVISIONS RELATING TO GOVERNING LAW CONTAINED IN SECTION 15.6 OF THE ORIGINAL LOAN AGREEMENT SHALL APPLY TO THIS AMENDMENT.
Section 1.07 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers or managers thereunto duly authorized, as of the date first above written.
DT WAREHOUSE V, LLC, as Borrower

By: /s/ Jon Ehlinger
Name: Jon Ehlinger
Title: Secretary

DT CREDIT COMPANY, LLC,
as Servicer

By: /s/ Jon Ehlinger
Name: Jon Ehlinger
Title: Secretary

WELLS FARGO SECURITIES, LLC, as Administrative Agent

By: /s/ Mary Leigh Phillips
Name: Mary Leigh Phillips
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Backup Servicer and Collateral Custodian

By: /s/ Jeanine C. Casey
Name: Jeanine C. Casey
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By: /s/ Steven J. Ellis
Name: Steven J. Ellis
Title: Senior Vice President